SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report April 19, 2002
                                        --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
----------------------

     Our news releases dated April 19, 2002 concerning management changes, filed as Exhibits 20.1 and 20.2 to this report, are incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 20.1          News Release dated                 Filed with this Report
                      April 19, 2002

Exhibit 20.2          News Release dated                 Filed with this Report
                      April 19, 2002








                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  April 19, 2002                      By: /s/Kathryn S. Lamping
                                               ---------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20.1          News Release dated                 Filed with this Report
                      April 19, 2002

Exhibit 20.2          News Release dated                 Filed with this Report
                      April 19, 2002